                                                                  EXHIBIT 99.263

                              Default Usage Charge

                                    [GRAPH]

o    Paths A -> B and C -> B are congested.

     - All generators give adjustment bids.

     - ISO must dec generation in Zones A and C.

     - ISO must inc generation in Zone B.
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                             PX Adj. Bids and IPSs

                                    [GRAPH]

PX values Path A -> B at $30/MWh - $20/MWh = $10/MWh

PX values Path C -> B at $30/MWh - $25/MWh = $5/MWh
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                             SC Adj. Bids and IPSs

                                    [GRAPH]

SC does not bid to use Path A -> B

SC values Path C -> B at $20/MWh - $5/MWh = $15/MWh
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                          Transmission Allocation and
                                Final Schedules

o    Path A -> B

     - PX values at $10/MWh, SC does not bid to use.

     - PX gets to use all of Path A -> B.

o    Path C -> B

     - PX values at $5/MWh, SC values at $15/MWh.

     - SC gets first priority on Path C -> B.

o    Insufficient inc bids in Zone B

     - ISO increases [FORMULA OMITTED] to max of adj. bid range.

     - ISO increases [FORMULA OMITTED] above max of adj. bid range.
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                               SC Final Schedules

                                    [GRAPH]


To relieve congestion on Path C -> B

     ISO increases [FORMULA OMITTED] to max of adj. bid range.

     ISO decreases [FORMULA OMITTED] below IPS.
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                               PX Final Schedules

                                    [GRAPH]

To relieve congestion

     ISO decreases [FORMULA OMITTED] below IPS.

     ISO increases [FORMULA OMITTED] above the max of its adj. bid range.

     ISO decreases [FORMULA OMITTED] below IPS.
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                         The True Zonal Marginal Costs

                                    [GRAPH]


[FORMULA                     [FORMULA                         [FORMULA
OMITTED] = $20/MWh           OMITTED] = Undefined             OMITTED] = $25/MWh


PX will use the ISO's Default Usage Charges to define [FORMULA OMITTED]
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                             ISO's Approach to DUCs

o Path's DUC = highest inc used on import side minus lowest dec used on export side.

o    Path A -> B:

     - Highest inc used in B = $30/MWh (from PX)

     - Lowest dec used in A = $20/MWh (from PX)

     - DUC on Path A -> B = $10/MWh

o    Path C -> B:

     - Highest inc used in B = $30/MWh (from PX)

     - Lowest dec used in C = $5/MWh (from SC)

     - DUC on Path C -> B = $25/MWh
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                          ZONAL MARKET CLEARING PRICES
                            (ZMCPS) FROM ISO'S DUCS


                                    [GRAPH]


    Zone A                           Zone B                         Zone C

[FORMULA                     [FORMULA                         [FORMULA
OMITTED] = $40/MWh           OMITTED] = $50/MWh               OMITTED] = $25/MWh




By PX Tariff and market design:


o Difference in ZMPCs must be equal to the ISO's Usage Charge between the zones.

o ZMPCs in a zone must cover the cost of most expensive energy produced in the zone.

Using the DUCs calculated by ISO:

o   [FORMULA OMITTED] exceeds the true marginal cost in Zone A by $20/MWh.

o   Doubles the costs to PX consumers in Zone A.



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                            PX's Approach to DUCs...

o If ISO runs out of adj. bids, it will schedule resources outside the ranges given in their adj. bids.

   - In this case, ISO uses penalty prices to allocate transmission and produce schedules.

o What is the lowest penalty price that the ISO could use when pulling a resource outside its adj. bid range without altering the Final Schedules?

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                            ...PX's Approach to DUCs

o  Lowest possible penalty price is $40/MWh. Use penalty in valuing paths.

o  PX has highest value for use of Path A->B

   -  Highest PX inc in B = $40/MWh

   -  Lowest PX dec in A = $20/MWh

   -  DUC on Path A->B = $20/MWh

o  PX has highest value for use of Path C->B

   -  Highest PX inc in B = $40/MWh

   -  Lowest PX dec in C = $25/MWh

   -  DUC on Path C->B = $15/MWh

                              ZMCPS FORM PX'S DUCS


                                    [GRAPH]


    Zone A                           Zone B                         Zone C

[FORMULA                     [FORMULA                         [FORMULA
OMITTED] = $20/MWh           OMITTED] = $40/MWh               OMITTED] = $25/MWh




Using the DUCs calculated by PX:

o [FORMULA OMITTED] and [FORMULA OMITTED] are equal to the true zonal marginal costs of energy.

o   [FORMULA OMITTED] is consistent with the DUCs and ZMPCs in other zones.

o   Zonal prices are lower. PX consumers do not overpay in any zone.